UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2006

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 16, 2006, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue up to $650,000,000 aggregate principal amount of 3.85% Exchangeable Senior Notes due August 15, 2026 (the “Notes”) in a public offering.  The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of August 16, 2006, among the Company, Equity Residential and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as underwriters.  The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and J.P. Morgan Trust Company, National Association (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee, and as further supplemented by a Second Supplemental Indenture, dated as of August 23, 2006, by and between the Company and the Trustee.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

1.1

Terms Agreement dated August 16, 2006, among ERP Operating Limited Partnership, Equity Residential and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated; the Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 16, 2006 and filed as Exhibit 1.2 hereto.

1.2	Standard Underwriting Provisions dated August 16, 2006.

4.1	Second Supplemental Indenture by and between ERP Operating Limited Partnership and J.P. Morgan Trust Company, National Association, dated August 23, 2006.

4.2	Form of 3.85% Exchangeable Senior Note due August 15, 2026.

4.3	Registration Rights Agreement by and between ERP Operating Limited Partnership and Equity Residential, dated August 23, 2006.

4.4	Common Share Delivery Agreement by and between ERP Operating Limited Partnership and Equity Residential, dated August 23, 2006.

5.1	Opinion of DLA Piper Rudnick Gray Cary US LLP.

8.1	Opinion of DLA Piper Rudnick Gray Cary US LLP.

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1 and Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: August 23, 2006		By:	/s/ Donna Brandin
		Name:	Donna Brandin
		Its:	Executive Vice President and Chief Financial Officer

Date: August 23, 2006		By:	/s/ Robert A. Garechana
		Name:	Robert A. Garechana
		Its:	Assistant Vice President and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1

Terms Agreement dated August 16, 2006, among ERP Operating Limited Partnership, Equity Residential and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated; the Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 16, 2006 and filed as Exhibit 1.2 hereto.

1.2	Standard Underwriting Provisions dated August 16, 2006.

4.1	Second Supplemental Indenture by and between ERP Operating Limited Partnership and J.P. Morgan Trust Company, National Association, dated August 23, 2006.

4.2	Form of 3.85% Exchangeable Senior Note due August 15, 2026.

4.3	Registration Rights Agreement by and between ERP Operating Limited Partnership and Equity Residential, dated August 23, 2006.

4.4	Common Share Delivery Agreement by and between ERP Operating Limited Partnership and Equity Residential, dated August 23, 2006.

5.1	Opinion of DLA Piper Rudnick Gray Cary US LLP.

8.1	Opinion of DLA Piper Rudnick Gray Cary US LLP.

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1 and Exhibit 8.1).